Met Investors Series Trust Lazard Mid-Cap Portfolio
Securities Purchases during an Underwriting involving
Lehman Brothers. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			Lazard Mid-Cap Portfolio


Security:			OneBeacon Insurance Group Ltd.


Date Purchased:			11/8/06

Price Per Share:		25 USD


Shares Purchased
by the Portfolio *:		97,100


Total Principal Purchased
by the Portfolio *:		2,427,500


% of Offering Purchased
by the Portfolio:		0.405%


Broker:				Lehman Brothers


Member:				Lehman Brothers




Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			Navios Maritime Holdings Inc.	 CUSIP 639365AA3


Date Purchased:			12/13/06

Price Per Share:		99.316 USD


Shares Purchased
by the Portfolio *:		180,000


Total Principal Purchased
by the Portfolio *:		178768.80 USD


% of Offering Purchased
by the Portfolio:		10%


Broker:				JP Morgan


Member:				Merrill Lynch



Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			Ford Motor Credit Company CUSIP 345397VD2


Date Purchased:			12/11/06

Price Per Share:		98.758 USD


Shares Purchased
by the Portfolio *:		350,000


Total Principal Purchased
by the Portfolio *:		345,653 USD


% of Offering Purchased
by the Portfolio:		3.33%


Broker:				Morgan Stanley


Member:				Merrill Lynch

Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			Ford Motor Credit Company CUSIP 345397VC4


Date Purchased:			12/11/06

Price Per Share:		98.322 USD


Shares Purchased
by the Portfolio *:		250,000


Total Principal Purchased
by the Portfolio *:		245,805 USD


% of Offering Purchased
by the Portfolio:		3.00%


Broker:				Morgan Stanley


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			Ford Motor Credit Company CUSIP 345370CF5


Date Purchased:			12/07/06

Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		300,000.00 USD


% of Offering Purchased
by the Portfolio:		1.11%


Broker:				Citibank


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			UNITED AUTO COMPANY CUSIP 909440AM1


Date Purchased:			12/04/06

Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		70,000.00


Total Principal Purchased
by the Portfolio *:		70,000.00 USD


% of Offering Purchased
by the Portfolio:		20%


Broker:				JP Morgan


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			UNITED AUTO COMPANY CUSIP 909440AM1


Date Purchased:			11/30/06

Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		 220,000.000


Total Principal Purchased
by the Portfolio *:		 220,000.000 USD


% of Offering Purchased
by the Portfolio:		9.23%


Broker:				JP Morgan


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			MOSAIC COMPANY THE CUSIP 61945AAA5


Date Purchased:			11/16/06

Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		90,000.00


Total Principal Purchased
by the Portfolio *:		 90,000.00 USD


% of Offering Purchased
by the Portfolio:		1.27%


Broker:				JP Morgan


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			MOSAIC COMPANY (THE) CUSIP 61945AAD9


Date Purchased:			11/16/06

Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		120,000.00


Total Principal Purchased
by the Portfolio *:		120,000.00 USD


% of Offering Purchased
by the Portfolio:		1.55%


Broker:				JP Morgan


Member:				Merrill Lynch


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			BlackRock High Yield Portfolio


Security:			IdeArc Inc.


Date Purchased:			11/01/06

Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		265000.00


Total Principal Purchased
by the Portfolio *:		265000.00 USD


% of Offering Purchased
by the Portfolio:		2.12%


Broker:				JP Morgan


Member:				Merrill Lynch


Met Investors Series Trust Neuberger Berman Real Estate Portfolio
Securities Purchases during an Underwriting involving
Lehman Brothers. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			Neuberger Berman Real Estate Portfolio


Security:			Douglass Emmett Inc.


Date Purchased:			10/23/06

Price Per Share:		21.00 USD


Shares Purchased
by the Portfolio *:		559,900


Total Principal Purchased
by the Portfolio *:		11,757,900.00 USD


% of Offering Purchased
by the Portfolio:		1.14%


Broker:				Merrill Lynch


Member:				Lehman Brothers


Met Investors Series Trust Van Kampen Comstock Portfolio
Securities Purchases during an Underwriting involving
Morgan Stanley. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			Van Kampen Comstock Portfolio


Security:			SAIC Inc.


Date Purchased:			10/12/06

Price Per Share:		15.00 USD


Shares Purchased
by the Portfolio *:		40,300


Total Principal Purchased
by the Portfolio *:		604,500.00 USD


% of Offering Purchased
by the Portfolio:		0.054%


Broker:				Bear Stearns


Member:				Morgan Stanley


Met Investors Series Trust Goldman Sachs Mid-Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/06 through 12/31/06


Portfolio:			Goldman Sachs Mid-Cap Value Portfolio


Security:			Lazard Ltd.


Date Purchased:			11/30/06

Price Per Share:		45.42


Shares Purchased
by the Portfolio *:		34,050


Total Principal Purchased
by the Portfolio *:		1,546,551.00 USD


% of Offering Purchased
by the Portfolio:		0.2619%


Broker:				Lazard Capital Markets


Member:				Goldman Sachs Co.